Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


         I consent to the use in this Registration Statement on Form SB-2 of Newtech Brake Corp. of my report dated June 11, 2002, appearing n the Prospectus which is part of this Registration Statement.


                                                        By:  /s/ Mark Cohen
                                                             ------------------
                                                             Mark Cohen C.P.A.


Hollywood, Florida
January 14, 2003